Discontinued Operations	12 Months Ended
Dec. 31, 2011
Disposal Group, Including Discontinued Operation, Balance Sheet Disclosures [Abstract]
Discontinued Operations
Discontinued Operations

The Company has presented separately as discontinued operations in all periods the results of operations for all consolidated assets disposed of and all properties held for sale, if any. Results are reflective of dispositions through March 31, 2012.

The components of discontinued operations are outlined below and include the results of operations for the respective periods that the Company owned such assets during each of the years ended December 31, 2011, 2010 and 2009 (amounts in thousands).

	Year Ended December 31,
	2011	2010	2009
REVENUES
Rental income	$116,350	$308,945	$395,719
Total revenues	116,350	308,945	395,719

EXPENSES (1)
Property and maintenance	52,462	119,720	148,449
Real estate taxes and insurance	8,836	25,904	37,229
Depreciation	21,201	64,791	86,175
General and administrative	53	42	43
Total expenses	82,552	210,457	271,896

Discontinued operating income	33,798	98,488	123,823

Interest and other income	184	800	127
Other expenses	—	—	(11)
Interest (2):
Expense incurred, net	(1,120)	(12,584)	(14,262)
Amortization of deferred financing costs	(840)	(292)	(800)
Income and other tax (expense) benefit	243	(86)	1,073

Discontinued operations	32,265	86,326	109,950
Net gain on sales of discontinued operations	826,489	297,956	335,299

Discontinued operations, net	$858,754	$384,282	$445,249

(1)	Includes expenses paid in the current period for properties sold or held for sale in prior periods related to the Company’s period of ownership.

(2)	Includes only interest expense specific to secured mortgage notes payable for properties sold and/or held for sale.
For the properties sold during 2011 and the first three months of 2012, the investment in real estate, net of accumulated depreciation, and the mortgage notes payable balances at December 31, 2010 were $732.0 million and $104.4 million, respectively.